Consent of Independent Accountants

The Board of Directors
GE Capital Life Assurance Company of New York:

We consent to the use of our report included in the Statement of Additional Information incorporated herein by reference (pre-effective amendment no. 1 to Form N-4 of registration no. 333-39955) and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.


                                                KPMG Peat Marwick LLP


Richmond, Virginia
May 8, 1998